UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 12, 2022

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee	0-2585	62-0183370
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Reed Road	Dalton	Georgia	30720
(Address of principal executive offices)			(zip code)

706	876-5800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

.
This amendment to Form 8-K is being filed to amend and supplement a Form 8-K filed March 16, 2022 solely for the purpose of correcting the section of Exhibit 10.1 describing the Primary Long-Term Incentive Share Awards and Career Share Awards.

Item 9.01. Financial Statements and Exhibits.

Exhibit 10.01 (amended second paragraph of Exhibit 10.1 under the heading Primary Long-Term Incentive Share Awards and Career Share Awards)

(10.1)    Summary of Annual Incentive Compensation Plan Applicable to 2022

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 18, 2022	THE DIXIE GROUP, INC.

/s/ Allen L. Danzey
Allen L. Danzey
Chief Financial Officer